Exhibit 99.1

Kandi Technologies Reports Third Quarter 2023 Financial Results

- Product Transformation Initiative Driving Profit Growth

- Nine-month Net Income of $6.3 Million, Diluted EPS of $0.08

JINHUA, China, Nov. 08, 2023 (GLOBE NEWSWIRE) -- Kandi Technologies Group, Inc. (the “Company”, “we” or “Kandi”) (NASDAQ GS: KNDI), today announced its financial results for the third quarter of 2023.

Third Quarter and Nine Months 2023 Financial Highlights

Third	quarter total revenues of $36.4 million increased by 8.2% year-over-year.

●	Nine-month revenues of $95.2 million increased by 19.9% year-over-year.

●	Net income for the nine months was $6.3 million, or $0.08 income per fully diluted share, compared to a net loss of $2.4 million, or $0.03 loss per fully diluted share for the same period of 2022.

●	Cash and cash equivalents, restricted cash, and certificate of deposit totaled $244.5 million as of September 30, 2023.

Dr. Xueqin Dong, CEO of Kandi, commented, “We are pleased to see that, following a turnaround from losses to profits in the first half of 2023, the company was profitable in the quarter. Comparing to the first nine months of last year, key metrics grew significantly, with increased sales, higher net income, and a notable improvement in gross profit. This achievement highlights our ongoing commitment to delivering exceptional value to our customers. Our strategic adjustments in recent years paved the way for this positive performance in the all-electric off-road vehicle market. Recently, we showcased our new electric off-road vehicle products at the Mid-States Rendezvous and received positive feedback, which has further solidified our market presence across various channels.”

Dr. Dong continued, “Looking ahead to 2024, our primary focus is to increase our market share in the North American market. Kandi’s dedication to innovation and quality places us in a strong position to capitalize on the growing demand for fully electric off-road vehicles in the region, presenting significant market potential and opportunities for sustained growth. We are confident that our sales and production in 2024 will grow substantially compared to those of this year.”

Financial Results for the Third Quarter and the First Nine Months of 2023

Net Revenues and Gross Profit (in USD millions)

Q3	2023	2022	Y-o-Y%
Net Revenues	$36.4	$33.7	+8.2%
Gross Profit	$10.9	$6.4	+71.4%
Gross Margin%	30.0%	18.9%	-

Nine Months Ending Sep 30	2023	2022	Y-o-Y%
Net Revenues	$95.2	$79.4	+19.9%
Gross Profit	$32.7	$11.5	+184.8%
Gross Margin%	34.3%	14.5%

During the first nine months of 2023, net revenues grew 19.9%, reaching $95.2 million, fueled by rapid market acceptance of our fully-electric off-road vehicles and related components. Furthermore, gross margin improved compared to the previous year, due to the better profitability of fully-electric off-road vehicles, particularly crossover golf carts.

Operating Income/Loss (in USD millions)

Q3	2023	2022	Y-o-Y%
Operating Expenses	$(14.5)	$(8.6)	+69.4%
Loss from Operations	$(3.6)	$(2.2)	+63.7%
Operating Margin%	(9.8)%	(6.5)%	-

Nine Months Ending Sep 30	2023	2022	Y-o-Y%
Operating Expenses	$(38.7)	$(25.7)	+51.0%
Loss from Operations	$(6.1)	$(14.2)	-57.3%
Operating Margin%	(6.4)%	(17.9)%

During the nine months, Operating expenses rose to $38.7 million from $25.7 million in the same period of 2022, reflecting investment in the off-road EV opportunity in the U.S. Growing expenditures in sales, marketing, and general administration are directly linked to expanding exports to the U.S. market.

Net Income/Loss (in USD millions)

Q3	2023	2022	Y-o-Y%
Net Income	$1.3	$1.1	+19.0%
Net Income per Share, Basic and Diluted	$0.02	$0.01	-

Nine Months Ending Sep 30	2023	2022	Y-o-Y%
Net Income (loss)	$6.3	$(2.4)	NM
Net Income (loss) per Share, Basic and Diluted	$0.08	$(0.03)

Net income of the first nine months reached $6.3 million, turning from a net loss in the same period in 2022, mainly due to higher gross profit from increased sales of high-margin off-road vehicles resulting from the product transformation strategy.

Third Quarter 2023 Conference Call Details

The Company has scheduled a conference call and live webcast to discuss its financial results at 8:00 A.M. Eastern Time (9:00 P.M. Beijing Time) on Wednesday, November 8, 2023. Management will deliver prepared remarks to be followed by a question and answer session.

The dial-in details for the conference call are as follows:

●	Toll-free dial-in number: +1-877-407-3982

●	International dial-in number: + 1-201-493-6780

●	Webcast and replay: https://viavid.webcasts.com/starthere.jsp?ei=1642510&tp_key=32e2677025

The live audio webcast of the call can also be accessed by visiting Kandi’s Investor Relations page on the Company’s website at http://www.kandivehicle.com. An archive of the webcast will be available on the Company’s website following the live call.

About Kandi Technologies Group, Inc.

Kandi Technologies Group, Inc. (KNDI), headquartered in Jinhua Economic Development Zone, Zhejiang Province, is engaged in the research, development, manufacturing, and sales of various vehicular products. Kandi conducts its primary business operations through its wholly-owned subsidiary, Zhejiang Kandi Technologies Group Co., Ltd. (“Zhejiang Kandi Technologies”), formerly, Zhejiang Kandi Vehicles Co., Ltd. and its subsidiaries including Zhejiang Kandi Smart Battery Swap Technology Co., Ltd, and SC Autosports, LLC (d/b/a Kandi America), the wholly-owned subsidiary of Kandi in the United States, and its wholly-owned subsidiary, Kandi America Investment, LLC. Zhejiang Kandi Technologies has established itself as one of China’s leading manufacturers of pure electric vehicle parts and off-road vehicles.

Safe Harbor Statement

This press release contains certain statements that may include “forward-looking statements.” All statements other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on the SEC’s website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements.

Follow us on Twitter: @ Kandi_Group

Contacts:

Kandi Technologies Group, Inc.
Ms. Kewa Luo
+1 (212) 551-3610
IR@kandigroup.com

The Blueshirt Group
Mr. Gary Dvorchak, CFA
gary@blueshirtgroup.com

- Tables Below -

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2023	December 31, 2022
	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$72,900,121	$84,063,717
Restricted cash	61,957,395	66,976,554
Certificate of deposit	109,676,181	81,191,191
Accounts receivable (net of allowance for doubtful accounts of $2,795,798 and $2,285,386 as of September 30, 2023 and December 31, 2022, respectively)	16,350,519	38,150,876
Inventories	57,860,989	40,475,366
Notes receivable	41,129	434,461
Other receivables	11,068,946	11,912,615
Prepayments and prepaid expense	1,689,174	2,970,261
Advances to suppliers	1,540,949	3,147,932
TOTAL CURRENT ASSETS	333,085,403	329,322,973

NON-CURRENT ASSETS
Property, plant and equipment, net	98,754,578	97,168,753
Intangible assets, net	5,561,878	7,994,112
Land use rights, net	2,690,181	2,909,950
Construction in progress	36,652	199,837
Deferred tax assets	1,427,290	1,432,527
Long-term investment	137,095	144,984
Goodwill	31,193,706	33,178,229
Other long-term assets	9,756,037	10,630,911
TOTAL NON-CURRENT ASSETS	149,557,417	153,659,303

TOTAL ASSETS	$482,642,820	$482,982,276

CURRENT LIABILITIES
Accounts payable	$34,475,667	$35,321,262
Other payables and accrued expenses	8,364,215	14,131,414
Short-term loans	9,065,350	5,569,154
Notes payable	22,129,999	19,123,476
Income tax payable	688,633	1,270,617
Other current liabilities	5,273,881	6,089,925
TOTAL CURRENT LIABILITIES	79,997,745	81,505,848

NON-CURRENT LIABILITIES
Long-term loans	8,225,000	-
Deferred taxes liability	1,172,820	1,378,372
Contingent consideration liability	-	1,803,000
Other long-term liabilities	410,182	602,085
TOTAL NON-CURRENT LIABILITIES	9,808,002	3,783,457

TOTAL LIABILITIES	89,805,747	85,289,305

STOCKHOLDER’S EQUITY
Common stock, $0.001 par value; 100,000,000 shares authorized; 84,997,369 and 77,668,730 shares issued and 84,997,369 and 74,180,171 outstanding at September 30,2023 and December 31,2022, respectively	84,997	77,669
Less: Treasury stock (null shares and 3,488,559 shares with average price of $2.81 at September 30, 2023 and December 31, 2022 )	-	(9,807,820)
Additional paid-in capital	450,242,032	451,373,645
Accumulated deficit (the restricted portion is $4,422,033 and $4,422,033 at September 30, 2023 and December 31, 2022, respectively)	(11,771,861)	(16,339,765)
Accumulated other comprehensive loss	(48,131,857)	(28,333,239)
TOTAL KANDI TECHNOLOGIES GROUP, INC. STOCKHOLDERS’ EQUITY	390,423,311	396,970,490

Non-controlling interests	2,413,762	722,481
TOTAL STOCKHOLDERS’ EQUITY	392,837,073	397,692,971

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$482,642,820	$482,982,276

See accompanying notes to unaudited condensed consolidated financial statements

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

REVENUES FROM UNRELATED PARTIES, NET	$36,426,201	$33,673,201	$95,241,648	$79,405,788
REVENUES FROM THE FORMER AFFILIATE COMPANY AND RELATED PARTIES, NET	-	-	-	-

REVENUES, NET	36,426,201	33,673,201	95,241,648	79,405,788

COST OF GOODS SOLD	(25,507,180)	(27,304,038)	(62,558,825)	(67,930,595)

GROSS PROFIT	10,919,021	6,369,163	32,682,823	11,475,193

OPERATING EXPENSE:
Research and development	(917,893)	(1,433,649)	(2,671,435)	(3,828,078)
Selling and marketing	(4,152,246)	(1,440,995)	(8,760,490)	(3,807,222)
General and administrative	(9,457,877)	(5,686,233)	(25,855,648)	(18,016,843)
Impairment of goodwill	7,539	-	(500,064)	-
Impairment of long-lived assets	14,299	-	(948,438)	-
TOTAL OPERATING EXPENSE	(14,506,178)	(8,560,877)	(38,736,075)	(25,652,143)
LOSS FROM OPERATIONS	(3,587,157)	(2,191,714)	(6,053,252)	(14,176,950)
OTHER INCOME (EXPENSE):
Interest income	1,927,494	2,138,130	5,982,400	4,739,208
Interest expense	(354,999)	(177,417)	(722,608)	(463,994)
Change in fair value of contingent consideration	-	434,995	1,803,000	2,733,995
Government grants	667,944	829,539	1,478,296	1,536,856
Other income, net	2,611,239	536,726	3,685,019	2,954,036
TOTAL OTHER INCOME , NET	4,851,678	3,761,973	12,226,107	11,500,101
INCOME (LOSS) BEFORE INCOME TAXES	1,264,521	1,570,259	6,172,855	(2,676,849)
INCOME TAX BENEFIT (EXPENSE)	12,007	(497,211)	86,330	255,232
NET INCOME (LOSS)	1,276,528	1,073,048	6,259,185	(2,421,617)
LESS: NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	407,626	694,029	1,691,281	752,691
NET INCOME (LOSS) ATTRIBUTABLE TO KANDI TECHNOLOGIES GROUP, INC. STOCKHOLDERS	868,902	379,019	4,567,904	(3,174,308)
OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(2,102,246)	(20,932,870)	(19,798,618)	(39,889,289)
COMPREHENSIVE LOSS	$(825,718)	$(19,859,822)	$(13,539,433)	$(42,310,906)
WEIGHTED AVERAGE SHARES OUTSTANDING BASIC	79,174,343	75,741,399	75,931,247	75,962,899
WEIGHTED AVERAGE SHARES OUTSTANDING DILUTED	81,234,002	75,885,630	77,645,533	76,061,190
NET INCOME (LOSS) PER SHARE, BASIC	$0.02	$0.01	$0.08	$(0.03)
NET INCOME (LOSS) PER SHARE, DILUTED	$0.02	$0.01	$0.08	$(0.03)

See accompanying notes to unaudited condensed consolidated financial statements

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(UNAUDITED)

	Number of Outstanding Shares	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Earning (Deficit)	Accumulated Other Comprehensive Income	Non-controlling interests	Total
Balance, December 31, 2021	77,385,130	$77,385	$(2,392,203)	$449,479,461	$(4,216,102)	$251,786	$-	$443,200,327
Stock issuance and award	25,000	25	-	92,925	-	-	-	92,950
Stock buyback	-	-	(1,570,324)	(13,236)	-	-	-	(1,583,560)
Capital contribution from shareholder	-	-	-	-	-	-	1,198,398	1,198,398
Net loss	-	-	-	-	(1,616,056)	-	(2,957)	(1,619,013)
Foreign currency translation	-	-	-	-	-	1,009,811	-	1,009,811

Balance, March 31, 2022	77,410,130	$77,410	$(3,962,527)	$449,559,150	$(5,832,158)	$1,261,597	$1,195,441	$442,298,913
Stock issuance and award	238,600	239	-	584,331	-	-	-	584,570
Stock buyback	-	-	(1,974,490)	(22,578)	-	-	-	(1,997,068)
Net income (loss)	-	-	-	-	(1,937,271)	-	61,619	(1,875,652)
Foreign currency translation	-	-	-	-	-	(19,966,230)	(63,460)	(20,029,690)

Balance, June 30, 2022	77,648,730	$77,649	$(5,937,017)	$450,120,903	$(7,769,429)	$(18,704,633)	1,193,600	$418,981,073
Stock issuance and award	10,000	10	-	22,290	-	-	-	22,300
Stock based compensation				250,673				250,673
Stock buyback	-	-	(911,714)	(12,872)	-	-	-	(924,586)
Capital contribution from shareholder	-	-	-	-	-	-	337,557	337,557
Net income (loss)	-	-	-	-	379,019	-	694,029	1,073,048
Foreign currency translation	-	-	-	-	-	(20,932,870)	(66,006)	(20,998,876)

Balance, September 30, 2022	77,658,730	$77,659	$(6,848,731)	$450,380,994	$(7,390,410)	$(39,637,503)	2,159,180	$398,741,189

	Number of Outstanding Shares	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Earning (Deficit)	Accumulated Other Comprehensive Income	Non-controlling interests	Total
Balance, December 31, 2022	77,668,730	$77,669	$(9,807,820)	$451,373,645	$(16,339,765)	$(28,333,239)	$722,481	$397,692,971
Stock issuance and award	10,000	10	-	22,290	-	-	-	22,300
Stock based compensation	-	-	-	980,893	-	-	-	980,893
Net income (loss)	-	-	-	-	(29,110)	-	624,567	595,457
Foreign currency translation	-	-	-	-	-	1,582,687	-	1,582,687

Balance, March 31, 2023	77,678,730	$77,679	$(9,807,820)	$452,376,828	$(16,368,875)	$(26,750,552)	$1,347,048	$400,874,308
Stock issuance and award	820,000	820	-	2,706,780	-	-	-	2,707,600
Stock based compensation	-	-	-	980,893	-	-	-	980,893
Cancellation of the Treasury Stock	(3,488,559)	(3,489)	9,807,820	(9,804,331)	-	-	-	-
Net income	-	-	-	-	3,728,112	-	659,088	4,387,200
Foreign currency translation	-	-	-	-	-	(19,279,059)	-	(19,279,059)

Balance, June 30, 2023	75,010,171	$75,010	$-	$446,260,170	$(12,640,763)	$(46,029,611)	$2,006,136	$389,670,942
Stock issuance and award	9,987,198	9,987	-	2,974,599	-	-	-	2,984,586
Stock based compensation	-	-	-	1,007,263	-	-	-	1,007,263
Cancellation of the Treasury Stock					-	-	-	-
Net income	-	-	-	-	868,902	-	407,626	1,276,528
Foreign currency translation	-	-	-	-	-	(2,102,246)	-	(2,102,246)

Balance, September 30, 2023	84,997,369	$84,997	$-	$450,242,032	$(11,771,861)	$(48,131,857)	$2,413,762	$392,837,073

See accompanying notes to unaudited condensed consolidated financial statements.

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended
	September 30, 2023	September 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$6,259,185	$(2,421,617)
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Depreciation and amortization	8,952,016	9,512,970
Impairments	1,448,502	-
Provision of allowance for doubtful accounts	658,707	4,220
Deferred taxes	(200,316)	(116,206)
Change in fair value of contingent consideration	(1,803,000)	(2,733,995)
Stock award and stock based compensation expense	8,716,981	913,288

Changes in operating assets and liabilities:

Accounts receivable	11,846,717	(20,932,970)
Notes receivable	744,574	1,927,621
Inventories	(18,498,142)	(13,183,546)
Other receivables and other assets	157,318	(10,264,805)
Advances to supplier and prepayments and prepaid expenses	2,710,917	12,405,615

Increase (Decrease) In:
Accounts payable	34,021,872	46,796,615
Other payables and accrued liabilities	(4,480,660)	4,951,022
Notes payable	(23,509,907)	(13,574,849)
Income tax payable	(367,848)	(60,313)
Net cash provided by operating activities	$26,656,916	$13,223,050

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment, net	(13,103,838)	(1,674,445)
Payment for construction in progress	(75,651)	(278,777)
(Loan to) Repayment from third party	-	(4,545,386)
Certificate of deposit	(34,143,774)	(22,726,928)
Net cash used in investing activities	$(47,323,263)	$(29,225,536)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loans	12,153,286	20,642,224
Repayments of short-term loans	(8,398,565)	(15,987,912)
Proceeds from long-term loans	8,225,000	-
Contribution from non-controlling shareholder	-	772,716
Purchase of treasury stock	-	(4,505,213)
Net cash provided by financing activities	$11,979,721	$921,815

NET DECREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	$(8,686,626)	$(15,080,671)
Effect of exchange rate changes	$(7,496,129)	$(13,710,508)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF YEAR	$151,040,271	$168,676,007

CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$134,857,516	$139,884,828
-CASH AND CASH EQUIVALENTS AT END OF PERIOD	72,900,121	99,029,118
-RESTRICTED CASH AT END OF PERIOD	61,957,395	40,855,710

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$149,585	$274,037
Interest paid	$384,012	$225,479

SUPPLEMENTAL NON-CASH DISCLOSURES:
Contribution from non-controlling shareholder by inventories, fixed assets and intangible assets	$-	$393,986

See accompanying notes to unaudited condensed consolidated financial statements